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                                                                   EXHIBIT 10.16

                       Executive Officers who are Parties
                     to a Nonstatutory Stock Option Agreement

                                                Number of Shares of Mariner
                                                Holdings, Inc. Common Stock
       Executive Officer                     Subject to Stock Option Agreement
- -------------------------------------      -------------------------------------
[S]                                                    [C]
Richard R. Clark                                        8,994
James M. Fitzpatrick III                                3,925
Robert E. Henderson                                    14,885
W. Hunt Hodge                                           1,115
Clinton D. Smith                                        3,925
Michael W. Strickler                                    8,994